UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2005

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-2207                 38-0471180
        -----------------             --------------         -----------
        (State or Other                (Commission           (I.R.S. Employer
        Jurisdiction of                File Number)          Identification No.)
        Incorporation)

        280 Park Avenue
        New York, NY                                     10017
        ------------------------------------------------------------------------
       (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code:   (212)  451-3000

                                       N/A
        -----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     On April 8, 2005, Deerfield Triarc Capital Corp. ("DTCC") issued a press release announcing that it had filed a registration statement with the Securities Exchange Commission for the initial public offering of $450 million of its common stock. DTCC is externally managed by Deerfield Capital Management LLC ("Deerfield Capital"). Triarc Companies, Inc. ("Triarc") owns an approximate 64% capital interest in Deerfield & Company LLC, the parent company of Deerfield Capital. A copy of the press release is attached as an exhibit hereto.

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The information in this Current Report is being furnished, not filed, pursuant to Regulation FD. The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission that the information in this Current Report is material, or that investors should consider this information before making an investment decision with respect to any security of Triarc.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

      99.1 Press release of Deerfield Triarc Capital Corp. dated April 8, 2005.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                       TRIARC COMPANIES, INC.


                                       By: STUART I. ROSEN
                                       --------------------
                                       Stuart I. Rosen
                                       Senior Vice President, Associate General
                                       Counsel and Secretary


Dated: April 8, 2005

                                  EXHIBIT INDEX

Exhibit                     Description
--------                    -----------

99.1       Press release of Deerfield Triarc Capital Corp. dated April 8, 2005.